UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2017

TriCo Bancshares

(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive, Chico, California		95973
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2017, TriCo Bancshares (the “Company”) held its 2017 annual meeting of shareholders. As of the record date for the annual meeting, there were 22,873,305 shares of common stock outstanding entitled to vote on all proposals presented at the annual meeting. 19,763,903 shares of common stock, or 86.41% of the total outstanding, were present at the meeting in person or by proxy. At the annual meeting, the Company’s shareholders (i) elected all 11 nominees to the Company’s Board of Directors, (ii) approved the compensation of the Company’s executive officers on an advisory (nonbinding) basis, (iii) voted, on an advisory (nonbinding) basis, on the frequency of future advisory votes concerning the compensation of our executives, and (iv) ratified the selection of Crowe Horwath, LLP as the Company’s principal independent auditor for 2017. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting.

1.	Election of the following 11 nominees to the Company’s Board of Directors:

Nominee	For	Withheld	Abstained/ Broker Non-Votes
Donald J. Amaral	16,723,957	313,219	2,726,727
William J. Casey	16,316,510	720,666	2,726,727
Craig S. Compton	16,373,547	663,630	2,726,727
L. Gage Chrysler III	15,653,930	1,383,246	2,726,727
Cory W. Giese	16,910,227	126,949	2,726,727
John S. A. Hasbrook	16,729,914	307,262	2,726,727
Patrick A. Kilkenny	16,922,993	114,183	2,726,727
Michael W. Koehnen	16,727,022	310,154	2,726,727
Martin A. Mariani	16,912,174	125,002	2,726,727
Richard P. Smith	16,870,846	166,330	2,726,727
W. Virginia Walker	16,913,340	123,836	2,726,727

2.	Advisory (nonbinding) resolution to approve the compensation of the Company’s executives:

Votes
For	16,229,113
Against	559,513
Abstain	248,550
Broker Non-Votes	2,726,727

3.	Advisory (nonbinding) vote concerning the frequency of the advisory resolution concerning executive compensation:

Votes
1 year	14,096,039
2 years	155,217
3 years	2,604,961
Abstain	180,959
Broker Non-Votes	2,726,727

4.	Ratification of Crowe Horwath LLP as the Company’s independent public accountants for the 2017 fiscal year:

Votes
For	19,621,089
Against	31,657
Abstain	111,158
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017	TRICO BANCSHARES (Registrant)

	By:	/s/ Thomas J. Reddish
Thomas J. Reddish Executive Vice President Chief Financial Officer